EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:
1.	The Quarterly Report on Form 10-Q of SPSS Inc. for the period ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SPSS Inc.

Date: April 30, 2008	By:	/s/ Raymond H. Panza
Raymond H. Panza
Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary

26